UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2024

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CEAD	Nasdaq Capital Market
Warrants to purchase Common Stock	CEADW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of CEA Industries Inc. (the “Company”) was held on December 17, 2024. At the Annual Meeting, the Company’s shareholders:

●	Elected five nominees to serve as directors until the 2025 annual meeting of shareholders and until their successors are duly elected and qualified;

●	Ratified the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm, for our fiscal year ending December 31, 2024;

●	Considered and voted on a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year; and

●	Considered and voted on a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers.

There were outstanding, as of the close of business on October 23, 2024, the record date for the Annual Meeting, 791,580 shares of Common Stock, each share having one vote. There were present at the Annual Meeting, either in person or represented by proxy, 555,669 shares, representing approximately 70% of the shares entitled to vote at the Annual Meeting.

On each of Proposals 1, 3, and 4, there were 145,642 broker non-votes, and for Proposal 2 there were no broker non-votes.

The final number of votes cast for, against, withheld or abstaining with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Against	Shares Abstaining
Anthony K. McDonald	298,989	36,304	74,734
James R. Shipley	298,755	40,342	70,930
Nicholas J. Etten	298,765	40,332	70,930
Matthew Tarallo	302,957	36,126	70,944
Marion Mariathasan	309,507	29,581	70,939

Proposal 2	Shares For	Shares Against	Shares Abstaining
Ratification of the appointment of Sadler Gibb & Associates, LLC, as our independent registered public accounting firm, for our fiscal year ending December 31, 2024.	522,682	24,435	8,552

Proposal 3	Shares For	Shares Against	Shares Abstaining
The non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year.	367,307	35,434	7,286

Proposal 4	Shares For One Year	Shares For Two Years	Shares For Three Years	Shares Abstaining
The non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers	164,462	1,150	232,520	11,895

Based on the vote under Proposal 4, the Company will ask the shareholders every three years for an advisory vote on the compensation paid to the named executive officers.

Item 8.01 – Other

Director Compensation Plan - 2024

On December 16, 2024, the Board of Directors (“Board”) adopted a new Director Compensation Plan (“Plan”) to be effective immediately.

Under the Plan the Company will pay its independent directors an annual cash fee of $25,000, payable quarterly in advance on the first business day of each calendar quarter, prorated for the period of service in the year and which is consideration for their participation in: (i) any regular or special meetings of the Board or any committee thereof attended in person, (ii) any telephonic meeting of the Board or any committee thereof in which the director is a member, (iii) written consent actions, (iv) any non-meeting consultations with the Company’s management, and (v) any other services provided by them in their capacities as directors (other than services as the Chairman of the Board, the Chairman of the Company’s Audit Committee, and the other Committees’ Chairman).

At the time of initial election or appointment, each independent director will receive an equity retention award in the form of restricted stock units (“RSUs”). The aggregate value of the RSUs at the time of grant will be $25,000, with the number of shares underlying the RSUs to be determined based on the closing price of the Company’s common stock on the trade date immediately prior to the date of grant. Vesting of the RSUs will be as follows: (i) 50% at the time of grant, and (ii) 50% on the first anniversary of the grant date.

In addition, on the first business day of January each year, each independent director who was not initially appointed or elected in the previous year will receive an equity retention award in the form of RSUs. The aggregate value of the RSUs at the time of grant will be $25,000, with the number of shares underlying the RSUs to be determined based on the closing price of the Company’s common stock on the trade date immediately prior to the date of grant. These RSUs will be fully vested at date of grant.

The Company will pay the Audit Committee Chairman an additional annual fee of $10,000, payable quarterly in advance on the first business day of each calendar quarter, prorated for the period of service in the year, for the services as the Audit Committee Chairman.

The Company will pay the Chairmen of any other committee of the Board an additional annual fee of $5,000, payable quarterly in advance on the first business day of each calendar quarter, prorated for the period of service in the year, for services as a Committee Chairman.

There is no additional compensation paid to members of any committee of the Board. Interested (i.e. Executive directors) serving on the Board do not receive compensation for their Board service.

Each director is responsible for the payment of any and all income taxes arising with respect to the issuance of common stock and the vesting and settlement of RSUs.

The Company will also reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on the Company’s behalf.

Appointment of Committees

At a meeting of the Board of Directors after the Annual Meeting, the Board took action to appoint the following committees and the committee members:

Audit Committee:

●	Nicholas J. Etten (Chairman)
●	James R. Shipley
●	Matthew Tarallo

Compensation Committee:

●	James R. Shipley (Chairman)
●	Nicholas J. Etten
●	Marion Mariathasan

Nominations Committee:

●	Marion Mariathasan (Chairman)
●	Matthew Tarallo
●	Nicholas J. Etten

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2024	CEA Industries Inc.

	By	/s/ Anthony K. McDonald
Anthony K. McDonald
Chief Executive Officer